Exhibit 10.1

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of March 28, 2014, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Southwest)) (the “Lender”), and SUPPLIES DISTRIBUTORS, INC., a Delaware corporation (“Borrower”).

WITNESSETH:

WHEREAS, Borrower and Congress Financial Corporation (Southwest) entered into that certain Loan and Security Agreement, dated as of March 29, 2002 (as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of April 20, 2004, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan and Security Agreement, dated as of December 21, 2004, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan and Security Agreement, dated as of June 24, 2005, by and between Borrower and Lender; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of April 17, 2006, by and between Borrower and Lender; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of March 28, 2007, (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of January 6, 2009, (vii) that certain Seventh Amendment to Loan and Security Agreement, dated as of March 29, 2011, and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”)), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;

WHEREAS, the parties hereto desire to make certain amendments to the Loan Agreement, including reducing the commitment of Lender thereunder, extending the maturity date thereof and certain other substantive changes thereto, in each instance subject to the terms, conditions and limitations set out in this Amendment;

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2.  Amendments.  Upon the Amendment Effective Date (as hereinafter defined), the Loan Agreement shall be amended as follows:

(a) The definition of “EBITDA” set forth in the Loan Agreement shall be amended and restated in its entirety as follows:

“EBITDA” shall mean, at any date of determination, and for the applicable period, without duplication, the total of the following for Borrower and its subsidiaries calculated on a consolidated basis in accordance with GAAP for such period:  (a) Net Income;  plus, (b) the sum of the following, to the extent deducted in determining Net Income for the applicable period (i) interest expense, taxes, depreciation and amortization and (ii)` other nonrecurring loss or expenses, amortization of intangibles and organization costs, any non-cash losses or expenses and losses attributable to foreign currency adjustments;  minus (c) all non-cash items increasing Net Income for such period and income attributable to foreign currency adjustments for such period.

(b) Subsection (e) of the definition of “Eligible Borrower Accounts” shall be amended and restated to read in its entirety as follows:

“(e) the chief executive office or, at the Lender’s option, the principal place of business of the account debtor with respect to such Accounts is located in the United States of America or Canada, or, at Lender’s option, if (i) either: (A) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer there of notified of the assignment of the proceeds of such letter of credit to Lender, or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (C) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine); or (ii) the account debtors with respect to such Accounts are foreign subsidiaries of IBM or Ricoh, such Accounts are billed in United States dollars and collected in the United States and the aggregate amount of all such Accounts, including all accounts under clause (e)(ii) of the definition Eligible Canadian Accounts, does not exceed $500,000;

Eighth Amendment to

Loan and Security Agreement

(c) Subsection (e) of the definition of “Eligible Canadian Accounts” shall be amended and restated in its entirety as follows:

“(e) the chief executive office or, at the Lender’s option, the principal place of business of the account debtor with respect to such Accounts is located in the United States of America or Canada, or, at Lender’s option, if (i) either:  (A) the account debtor has delivered to Supplies Canada an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars or Canadian dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (C) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine); or (ii) the account debtor with respect to such Accounts is a .foreign subsidiary of IBM or Ricoh, such Accounts are billed in United States dollars or Canadian dollars and collected in the United States or Canada and the aggregate amount of all such Accounts, together with all accounts under clause (e)(ii) of the definition Eligible Borrower Accounts, does not exceed $500,000;

(d) The definition of “Fixed Charges” set forth in the Loan Agreement shall be amended and restated in its entirety as follows:

“Fixed Charges” shall mean, for any period, the sum, without duplication, of the amounts determined for any Person during such period equal to (i) total cash interest expense (including that portion attributable to Capital Leases that is treated as interest in accordance with GAAP and capitalized interest), net of cash interest income, of such Person with respect to all outstanding Indebtedness, (ii) scheduled payments of principal on indebtedness of such Person, excluding payments of principal made hereunder, under the Agreement for Inventory Financing or under any credit facility that replaces the Agreement for Inventory Financing, (iii) the total amount of unfinanced Capital Expenditures of such Person made during such period, (iv) cash taxes paid and (v) total dividends, distributions or other payments (including amounts paid in respect of the redemption of capital stock) made to equity holders of such Person actually paid in cash (excluding dividends or distributions paid prior to March 31, 2014, in accordance with the limitations set forth in Sections 9.9 and 9.11 hereof).

(e) The definition of “Interest Rate” set forth in the Loan Agreement shall be amended and restated in its entirety as follows:

“Interest Rate”  shall mean,

(a) Subject to clause (b) of this definition below:

(i) as to Prime Rate Loans, a rate per annum equal to the greater of (x) three percent (3.00%) or (y) the sum of the “Applicable Prime Rate Margin” set forth in the table below and determined based on the average Excess Availability of Borrower during the immediately preceding fiscal quarter, plus the Prime Rate,

(ii) as to Eurodollar Rate Loans, a rate per annum equal to the greater of (x) three percent (3.00%) or (y) the sum of the “Applicable Eurodollar Rate Margin” set forth in the table below and determined based on the average Excess Availability of Borrower during the immediately preceding fiscal quarter, plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower).

Pricing Level	Excess Availability	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
I	$3,000,001 or more	0.25%	2.50%
II	$1,000,000 to $3,000,000	0.50%	2.75%
III	less than $1,000,000	0.75%	3.00%

The Interest Rate shall change on the first day of each fiscal quarter of Borrower based on the average Excess Availability of Borrower during the immediately fiscal quarter; provided, however, that if average Excess Availability for the immediately preceding fiscal quarter cannot be determined, Pricing Level III shall apply from and after the first Business Day of each fiscal quarter of Borrower until such time as average Excess Availability is determined. In addition and notwithstanding the foregoing, at all times (i) either (A) during the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) during the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) when the Revolving Loans are outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default), Pricing Level III shall apply.

(b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean the rate of two percent (2.00%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-quarter percent (4.25%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender’s option, without notice, (i) either (A) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) on the Revolving Loans to at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).

(f) The definition of “Maximum Credit” set forth in the Loan Agreement shall be amended and restated in its entirety as follows:

“Maximum Credit” shall mean the amount of $12,000,000.

(g) A new definition of “Ricoh” shall be added to the Loan Agreement in appropriate alphabetical order to read as follows:

“Ricoh” shall mean Ricoh Production Print Solutions LLC.

(h) Section 3.4 of the Loan Agreement is amended and restated in its entirety as follows:

3.4 Unused Line Fee.  Borrower shall pay to Lender monthly an unused line fee at a rate equal to .375% per annum calculated upon the amount by which the Maximum Credit exceeds the average daily principal balance of the outstanding Revolving Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

(i) Section 9.9(g) of the Loan Agreement shall be amended and restated in its entirety as follows:

(g) indebtedness of Borrower to PFS evidenced by that certain Subordinated Demand Note, dated September, 2001, issued by Borrower payable to PFS (the “PFS Subordinated Demand Note”) which indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations, and refinancings or replacements thereof subordinated at least to the same extent and otherwise on terms and conditions acceptable to Lender in its discretion; provided, that: (i) the principal amount of such indebtedness shall be satisfactory to Lender in its sole discretion, (ii) Borrower may make any payments in respect of such indebtedness in accordance with the terms of such agreement or instrument as in effect on the date hereof, provided, that, (A) no Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing, or would occur as a result of any such payment; (B) any such payment shall not cause the total principal amount of such indebtedness to be less than $2,500,000; and (C) the aggregate amount of Revolving Loans at the time of any such payment shall not exceed the amounts available to Borrower in accordance with Section 2.1 hereof, (iii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iv) Borrower shall furnish to Lender all notice, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be; and

(j) Section 9.11 of the Loan Agreement shall be amended and restated in its entirety as follows:

“9.11 Dividends and Redemptions.  Borrower shall not, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock(or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing unless:  (a) Borrower’s Excess Availability shall have been not less than $1,000,000 for each of the thirty (30) days immediately preceding the payment of such dividend;  (b) Borrower’s Excess Availability shall not be less than $1,000,000 immediately after giving effect to the payment of such dividend;  (c) Borrower shall have delivered to Lender a written certification of Borrower’s good faith (prepared on reasonable assumptions) projection of Excess Availability indicating that Excess Availability shall be at least $1,000,000 for each of the thirty (30) days immediately following the payment of such dividend on a pro forma basis;  (d) no Event of Default shall exist after giving effect to the transactions contemplated herein and such declaration;  and (e) the aggregate amount of all such dividends does not exceed (i) $1,000,000 per year, plus (ii) an amount equal to any cash dividends received by Borrower from Business Supplies Distributors Europe BV, plus (iii) an amount equal to any cash dividends received by Borrower from Supplies Distributors SA, plus (iv) an amount equal to any cash dividends, up to $800,000 in any year, received by Borrower from Supplies Canada.”

(k) Section 9.14 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

9.14 Minimum Fixed Charge Coverage Ratio.  As of the last day of each quarter, beginning with the quarter ending on March 31, 2007, the ratio of (i) EBITDA for the immediately preceding twelve (12) calendar months to (ii) Fixed Charges of Borrower for such period shall not be less than 1.0 to 1.0.

(l) Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a) This Agreement and the other Financing Agreements shall become effective as of the Closing Date and shall continue in full force and effect for a term ending on the earlier of the following (the “Renewal Date”):  (i) March 31, 2016, or (ii) the date on which the parties to the IBM Master Distributor Agreement (or any similar agreement reached with Infoprint Solutions Company LLC (“Infoprint” or Ricoh)) shall no longer operate under the terms of such agreement and/or IBM or Infoprint or Ricoh, as applicable, no longer supplies products pursuant to such agreement to Borrower.  Unless otherwise agreed in writing by Lender and Borrower prior to the Renewal Date, this Agreement and the other Financing Agreements will terminate on the Renewal Date.  In furtherance of the foregoing, on the Renewal Date (unless otherwise agreed in writing by Lender and Borrower), Borrower hereby promises (x) to pay to Lender, in full, all outstanding and unpaid Obligations and (y) to furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys’ fees and legal expenses, in connection with any contingent Obligations, checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment.  Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender as Lender may, in its discretion, designate in writing to Borrower for such purpose.  Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Dallas, Texas time.

(m) Section 12.1(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

	Amount	Period
(1)	0.50% of Maximum Credit	From March 31, 2014, to and including March 31, 2015; and
(2)	Zero (0)	From and after April 1, 2015.

Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing.  In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) of the Loan Agreement, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code.  The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations.  Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by Wells Fargo Bank, National Association.

SECTION 3. Representations, Warranties and Covenants of Borrower.  Borrower represents and warrants to Lender, and agrees that:

(a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Financing Agreements are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by Lender;

(b) on the Amendment Effective Date, after giving effect to this Amendment, no Event of Default will have occurred and be continuing;

(c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject;  and

(e) within forty-five (45) days following the Amendment Effective Date, the Borrower shall either (i) permanently remove all of Borrower’s Accounts receivable from “Burt’s Bees” from eligible status under the Borrowing Base or (ii) provide Lender with sole dominion over all proceeds collected in respect of such “Burt’s Bees” accounts through the execution of one or more written agreements among the Borrower, Lender and JPMorgan Chase Bank, such agreement to be in form and substance satisfactory to Lender in its sole discretion.

SECTION 4. Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) Each of Borrower and Lender shall have executed and delivered to Lender this Amendment, and such other documents as Lender may reasonably request;

(b) Borrower shall have paid to Lender the extension fee required to be paid to Lender pursuant to the terms of Section 5 of this Amendment;

(c) (i) Each of PFSweb, PFS, and Holdings shall have executed and delivered a Reaffirmation of Guarantee in the form attached to this Amendment, (ii) PFS shall have executed and delivered a Reaffirmation of Subordination Agreement and a Reaffirmation of Security Agreement, in each case, in the form attached to this Amendment, and (iii) Holdings shall have executed and delivered a Reaffirmation of Security Agreement in the form attached to this Amendment;

(d) No Event of Default shall have occurred and be continuing; and

(e) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

SECTION 5. Extension Fee.  On the date hereof, Lender shall have fully earned a fee in an amount equal to $20,000.00, for the amendments set forth herein, which fee shall be fully due and payable on the date of execution hereof.  Lender hereby is expressly authorized by Borrower to (i) charge such amount to Borrower’s loan account, and (ii) designate such amount as a Revolving Loan under the Loan Agreement.

SECTION 6. Execution in Counterparts.  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

SECTION 7. Costs and Expenses.  Borrower hereby affirms its obligation under Section 9.16 of the Loan Agreement to reimburse Lender for all expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 9. Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Effect of Amendment; Reaffirmation of Financing Agreements.  The parties hereto agree and acknowledge that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Financing Agreements other than as expressly set forth herein and (b) the Loan Agreement (as amended hereby) and each of the other outstanding Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement, as amended hereby.

SECTION 11. Headings.  Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 12. Release.  BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES AND PARTICIPANTS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SUPPLIES DISTRIBUTORS, INC., a Delaware corporation, as Borrower

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
through its Wells Fargo Business Credit operating division, as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Southwest), as Lender

By:
Name:
Title:

Signature Page to Eighth Amendment to

Loan and Security Agreement

Reaffirmation of Guarantee

Each of the undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Guarantee, dated as of March 29, 2002 (the “Guarantee”), executed by the undersigned, in favor of Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

Furthermore, each of the undersigned hereby agrees and acknowledges that (a) the Guarantee executed by the undersigned is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Guarantee executed by the undersigned or any other agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guarantee executed by the undersigned, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Guarantee executed by the undersigned, (d) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Guarantee executed by the undersigned).

PFSWEB, INC.

By:
Name:
Title:

PRIORITY FULFILLMENT SERVICES, INC.

By:
Name:
Title:

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC

By:
Name:
Title:

Reaffirmation of Guarantee

Reaffirmation of Subordination Agreement

The undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Notes Payable Subordination Agreement, dated as of March 29, 2002 (as amended through the date hereof, the “Subordination Agreement”), executed by the undersigned, acknowledged by Borrower, and accepted by Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

Furthermore, the undersigned hereby agrees and acknowledges that (i) the Subordination Agreement is not subject to any claims, defenses or offsets, (ii) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Subordination Agreement or any other agreement executed by the undersigned in connection therewith, (iii) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Subordination Agreement, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Subordination Agreement, (iv) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (v) no consent by the undersigned, in its capacity as a subordinated creditor of Borrower, is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future document executed in connection therewith (other than the Subordination Agreement).

PRIORITY FULFILLMENT SERVICES, INC.

By:
Name:
Title:

Reaffirmation of Subordination Agreement

Reaffirmation of Security Agreement

The undersigned (“Pledgor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment and (ii) agrees that the General Security Agreement, dated as of March 29, 2002, as amended, executed by Pledgor for the benefit of Lender (the “Security Agreement”), remains in full force and effect and continues to be the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

Furthermore, Pledgor hereby agrees and acknowledges that (a) the Security Agreement is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Security Agreement or any agreement executed by Pledgor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Pledgor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender’s rights under the Security Agreement, (d) the consent of Pledgor is not required to the effectiveness of the foregoing Amendment and (e) no consent by Pledgor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Security Agreement executed by Pledgor).

PRIORITY FULFILLMENT SERVICES, INC.

By:
Name:
Title:

Reaffirmation of Security Agreement

Reaffirmation of Security Agreement

The undersigned (“Pledgor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment and (ii) agrees that the General Security Agreement, dated as of March 29, 2002, as amended, executed by Pledgor for the benefit of Lender (the “Security Agreement”), remains in full force and effect and continues to be the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

Furthermore, Pledgor hereby agrees and acknowledges that (a) the Security Agreement is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Security Agreement or any agreement executed by Pledgor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Pledgor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender’s rights under the Security Agreement, (d) the consent of Pledgor is not required to the effectiveness of the foregoing Amendment and (e) no consent by Pledgor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Security Agreement executed by Pledgor).

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC

By:
Name:
Title:

Reaffirmation of Security Agreement